UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2004

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12515
(Commission File Number)

52-1736882
(I.R.S. Employer Identification Number)

127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)

(216) 781-0083
(Registrant’s telephone number, including area code)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 4, 2004, OM Group, Inc. issued a press release announcing unaudited financial information for the three months ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc. (Registrant)

Date: May 4, 2004	/s/ R. Louis Schneeberger Name: R. Louis Schneeberger Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of OM Group, Inc. dated May 4, 2004